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EXHIBIT 99
Chrysler Financial                                                                         Distribution Date:              06-Dec-00
DaimlerChrysler Auto Trust 2000-C Monthly Servicer's Certificate (GV)                                                    Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                            3
      Distribution Date                                                         06-Dec-00

      DATES COVERED                                                    FROM AND INCLUDING                    TO AND INCLUDING
      -------------                                                    ------------------                    ----------------
           Collections Period                                                   01-Nov-00                           30-Nov-00
           Accrual Period                                                       06-Nov-00                           05-Dec-00
           30/360 Days                                                                 30
           Actual/360 Days                                                             30


                                                                       NUMBER OF
      COLLATERAL POOL BALANCE DATA                                     ACCOUNTS                            $ AMOUNT
      ----------------------------                                     --------                            --------
      Pool Balance - Beginning of Period                                133,878                              1,948,780,483.03
      Collections of Installment Principal                                                                      37,903,093.88
      Collections Attributable to Full Payoffs                                                                  16,521,652.70
      Principal Amount of Repurchases                                                                               15,033.89
      Principal Amount of Gross Losses                                                                             887,955.94
                                                                                                  ----------------------------
      Pool Balance - End of Period                                      131,904                              1,893,452,746.62
                                                                                                  ============================



      POOL STATISTICS                                                                                    END OF PERIOD
      ---------------                                                                             ----------------------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                               2,077,004,724.28
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  91.16%

      Ending O/C Amount                                                                                        105,681,431.18
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                             1.06
           (Balance as a Percent of Ending Securities)                                                                105.91%

      Cumulative Net Losses                                                                                        441,794.14
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.08800%
      Cumulative Recovery Ratio                                                                                        61.64%
      60+ Days Delinquency Amount                                                                                4,547,330.47
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.11790%

      Weighted Average APR                                                                                             8.724%
      Weighted Average Remaining Term (months)                                                                          52.49
      Weighted Average Seasoning (months)                                                                                7.84


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CHRYSLER FINANCIAL                                                                         DISTRIBUTION DATE:              06-DEC-00
DAIMLERCHRYSLER AUTO TRUST 2000-C MONTHLY SERVICER'S CERTIFICATE (GV)                                                    PAGE 2 OF 2
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  CASH SOURCES
  ------------
       Collections of Installment Principal                       37,903,093.88
       Collections Attributable to Full Payoffs                   16,521,652.70
       Principal Amount of Repurchases                                15,033.89  O/C RELEASE
                                                                                 -----------
       Recoveries on Loss Accounts                                   547,303.40  Original O/C Amount                   94,184,724.28
       Collections of Interest                                    13,729,921.29
       Investment Earnings                                            27,511.14  Cumulative O/C Release (beginning)             0.00
       Reserve Account                                             4,957,050.00  O/C Release    (Prospectus pg S16)             0.00
                                                              ------------------                                      --------------
       TOTAL SOURCES                                              73,701,566.30  Cumulative O/C Release (ending)                0.00
                                                              ==================                                      ==============


  CASH USES
  ---------
       Servicer Fee                                                1,623,983.74
       Note Interest                                              10,053,892.75
       Reserve Fund                                                4,957,050.00
       O/C Release to Seller                                               0.00
       Note Principal                                             57,066,639.81
                                                              ------------------
       TOTAL CASH USES                                            73,701,566.30
                                                              ==================


  ADMINISTRATIVE PAYMENT
  ----------------------
  Total Principal and Interest Sources                            73,701,566.30
  Investment Earnings in Trust Account                               (27,511.14)
  Cash Reserve in Trust Account                                   (4,957,050.00)
  Servicer Fee (withheld)                                         (1,623,983.74)
  O/C Release to Seller                                                    0.00
                                                              ------------------
       PAYMENT DUE TO TRUST ACCOUNT                               67,093,021.42
                                                              ==================
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                                               Beginning            Ending            Principal      Principal per     Interest
                                                Balance             Balance            Payment        $1000 Face        Payment
                                          -----------------    ---------------------------------------------------------------------
  NOTES & CERTIFICATES
  --------------------
  Class A-1  413,422,000.00  @   6.64%       275,439,955.25      218,373,315.44     57,066,639.81      138.0348405     1,524,101.09
  Class A-2  625,000,000.00  @   6.81%       625,000,000.00      625,000,000.00              0.00        0.0000000     3,546,875.00
  Class A-3  475,000,000.00  @   6.82%       475,000,000.00      475,000,000.00              0.00        0.0000000     2,699,583.33
  Class A-4  400,000,000.00  @   6.85%       400,000,000.00      400,000,000.00              0.00        0.0000000     2,283,333.33
  Certificates                                69,398,000.00       69,398,000.00              0.00        0.0000000             0.00
                                          ------------------   -----------------------------------                   ---------------
      Total Securities                     1,844,837,955.25    1,787,771,315.44     57,066,639.81                     10,053,892.75
                                          ==================   ===================================                   ===============

                                               Interest per
                                                $1000 Face            Original
                                          --------------------
  NOTES & CERTIFICATES
  --------------------
  Class A-1  413,422,000.00  @   6.64%            3.6865505      413,422,000.00
  Class A-2  625,000,000.00  @   6.81%            5.6750000      625,000,000.00
  Class A-3  475,000,000.00  @   6.82%            5.6833333      475,000,000.00
  Class A-4  400,000,000.00  @   6.85%            5.7083333      400,000,000.00
  Certificates                                                    69,398,000.00
                                                               -----------------
      Total Securities                                         1,982,820,000.00
                                                               =================


* Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period 30

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